UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 9, 2005

Aetna Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT		06156
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(860) 273-0123

Former name or former address, if changed since last report:		Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On February 9, 2005, the Board of Directors of Aetna Inc. declared a two-for-one stock split of the Company’s common stock to be effected in the form of a 100% common stock dividend. All shareholders of record on February 25, 2005 will receive one additional share of common stock for each share held on that date. The additional share of common stock will be distributed to shareholders of record in the form of a stock dividend on March 11, 2005. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated in this Item 8.01 by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release of Aetna Inc. dated February 10, 2005 announcing a stock split effected in the form of a stock dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.
Date: February 10, 2005	By:	/s/ Ronald M. Olejniczak
		Name:	Ronald M. Olejniczak
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Press release of Aetna Inc. dated February 10, 2005 announcing a stock split effected in the form of a stock dividend